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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: November 17, 2003
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)
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              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.  Other Events and Regulation FD Disclosure.

      On November 13, 2003, MetLife, Inc., and its indirect, wholly-owned subsidiary, Equity Intermediary Company, purchased 2,205,000 and 795,000 shares of common stock, respectively, in a public offering of common stock of Reinsurance Group of America, Incorporated (NYSE:RGA), a majority-owned subsidiary of MetLife, Inc. MetLife, Inc. and Equity Intermediary Company used working capital of approximately $80.8 million and $29.1 million, respectively, to pay the purchase price of the shares. As a result of the purchase of the shares, MetLife, Inc. and its affiliates, including Equity Intermediary
Company, own approximately 53.3% of the outstanding shares of RGA (assuming no exercise of the underwriters' over-allotment option).

      On November 18, 2003, MetLife, Inc., a Delaware corporation, issued (i) a press release announcing certain personnel changes, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, and (ii) a press release announcing MetLife, Inc.'s intent to resume its common stock repurchase activity, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

           99.1 Press Release of MetLife, Inc., dated November 17, 2003, announcing certain personnel changes.

           99.2 Press Release of MetLife, Inc., dated November 17, 2003, announcing MetLife, Inc.'s intent to resume its common stock repurchase activity.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary

Date: November 17, 2003











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                                EXHIBIT INDEX


Exhibit
Number                  Exhibit
-------                 -------

99.1                    Press Release of MetLife, Inc., dated November 17,
                        2003, announcing certain personnel changes.

99.2                    Press Release of MetLife, Inc., dated November 17,
                        2003, announcing MetLife, Inc.'s intent to resume its common stock repurchase activity.